JANUS INTERNATIONAL GROUP ANNOUNCES UPDATES TO
BOARD OF DIRECTORS

TEMPLE, GA, January 2, 2024 – Janus International Group, Inc. (NYSE: JBI) (“Janus”), a leading provider of cutting-edge access control technologies and building product solutions for the self-storage, commercial, and industrial sectors, today announced the following have been elected to the Board of Directors, Tony Byerly a Class III Director and member of the Nominating and Corporate Governance Committee, Joseph F. Hanna, a Class III Director and member of the Compensation Committee, and Eileen Youds, a Class II Director and member of the Nominating and Corporate Governance Committee. Additionally, Roger Fradin was elected Chairman of the Board and Chair of the Compensation Committee and David Doll was appointed as Chair of the Nominating and Corporate Governance Committee.
The appointments come following the departures of José E Feliciano and Colin Leonard with Clearlake Capital Group, L.P. (“Clearlake”) who have been directors since 2021.
“Clearlake’s original investment thesis six years ago was to partner with Janus’s management team and grow the platform by expanding both its product portfolio and end markets served,” said José E. Feliciano, Managing Partner and Co-Founder of Clearlake. Colin Leonard, Partner and Managing Director of Clearlake added that “We are proud that, alongside Ramey and his team, we were able to scale the platform and generate value.”
Mr. Fradin, Janus’s Chairman, stated, “We thank Clearlake and specifically José and Colin for their partnership over the last six years and congratulate them on their exit. We believe Janus will be well served with the new director leadership going forward. Tony, Joseph, and Eileen bring a wealth of experience in security, finance, cybersecurity, and technology to the Board, and we look forward to their insights and expertise. Tony, in particular, has extensive experience in electronic security, which will help us to continue to accelerate the growth of our Nokē Smart Entry system. Their appointments reflect the company’s commitment to new perspectives and skills that combine with our existing directors deep experience and knowledge as we continue to grow the business and advance our goal of being the leading provider of self-storage, commercial, and industrial solutions.”
“We are pleased to welcome Tony, Joseph, and Eileen who will further strengthen and diversify our Board,” said Ramey Jackson, Janus’s Chief Executive Officer. “We look forward to leveraging their broad range of knowledge and experience to expand our platform and advance our corporate strategy to combine best-in-class self-storage offerings with new and innovative technologies, including our Nokē Smart Entry system, and be the leading provider of self-storage, commercial, and industrial solutions. On behalf of the entire Board, I would like to thank Clearlake for their steadfast partnership and invaluable insights. We are fortunate to have benefited from their guidance over the last six years and are grateful for all they have done for Janus.”

Mr. Byerly has been the Global President Securitas Technology, Securitas AB and CEO Securitas Technology Corporation since November 2021 (having started with Securitas in 2016). Mr. Byerly has over 30 years of senior leadership and security experience working for both private and public companies including Stanley Black and Decker, ADT/Tyco International, Honeywell Security Monitoring and Ameritech/SBC Global Communications/SecurityLink. Mr. Byerly holds a B.A. degree in Social Science and Business from Eureka College.

Mr. Hanna has been CEO of McGrath RentCorp (Nasdaq:MGRC), a leading business-to-business rental company, since February 2017. Prior to being named CEO, Mr. Hanna held roles as the Chief Operating Officer, Senior Vice President of Operations, and Vice President of Operations. Prior to joining McGrath RentCorp, Mr. Hanna held various sales and operational leadership positions at SMC Corporation of America. Mr. Hanna holds a B.S. in Electrical Engineering from the United States Military Academy at West Point, New York.
Ms. Youds most recently served as Chief Technology Officer of Portfolio Companies, Operating Principal, Global Infrastructure Partners (GIP) where she worked since December 2012. Prior to GIP, Ms. Youds was in manufacturing, human resources, and defense contracting, serving in leadership roles as President, GM, and COO. Ms. Youds has extensive expertise in process and productivity improvement, technology, manufacturing, engineering and education. Ms. Youds holds a MEP (Management Executive Program) from the Carlson School of Management, University of Minnesota; M.A. in Mathematics/Computer Science and B.A. in Chemistry/Mathematics from the University of Northern Iowa.

About Janus International Group

Janus International Group, Inc. (www.JanusIntl.com) is a leading global manufacturer and supplier of turn-key self-storage, commercial and industrial building solutions, including: roll-up and swing doors, hallway systems, re-locatable storage units and facility and door automation technologies. The Janus team operates out of several U.S. locations and seven locations internationally.

About Clearlake
Founded in 2006, Clearlake is an investment firm operating integrated businesses across private equity, credit, and other related strategies. With a sector-focused approach, the firm seeks to partner with experienced management teams by providing patient, long term capital to dynamic businesses that can benefit from Clearlake’s operational improvement approach, O.P.S.® The firm’s core target sectors are technology, industrials, and consumer. Clearlake currently has over $70 billion of assets under management, and its senior investment principals have led or co-led over 400 investments. The firm is headquartered in Santa Monica, CA with affiliates in Dallas, TX, London, UK, Dublin, Ireland, and Singapore.

Forward Looking Statements
Certain statements in this communication may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this communication are forward-looking statements, including, but not limited to statements regarding Janus’s positioning in the industry, Janus’s ability to strengthen its pipeline and deliver on its objectives, the anticipated impact of Janus’s board appointments, and Janus’s belief regarding the demand outlook for Janus’s products and the strength of the industrials markets. When used in this communication, words such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “intend,” “continue,” or the negative of such terms or other similar expressions, as they relate to the management team, identify forward-looking statements. Such forward-looking statements are based on the current beliefs of Janus’s management, based on currently available information, as to the outcome and timing of future events, and involve factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements.

In addition to factors previously disclosed in Janus’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) risks of the self-storage industry; (ii) the highly competitive nature of the self-storage industry and Janus’s ability to compete therein; and (iii) the risk that the demand outlook for Janus’s products may not be as strong as anticipated.
There can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Janus is not under any obligation and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Janus and is not intended to form the basis of an investment decision in Janus. All subsequent written and oral forward-looking statements concerning Janus or other matters and attributable to Janus or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above and under the heading “Risk Factors” in Janus’s most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as updated from time to time in amendments and its subsequent filings with the SEC.

Investor Contact, Janus

John Rohlwing
Vice President, Investor Relations, FP&A & M&A, Janus International
770-562-6399
IR@janusintl.com

Media Contact, Janus

Suzanne Reitz
Vice President of Marketing, Janus International
770-746-9576
Marketing@Janusintl.com

Source: Janus International Group, Inc.

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